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                                                                   EXHIBIT 10.1

THIS NOTE AND THE SHARES ISSUABLE ON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAW. THE NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NEITHER THE NOTE NOR ANY SHARES ISSUABLE ON CONVERSION THEREOF MAY BE TRANSFERRED, SOLD OR OFFERED FOR SALE, IN WHOLE OR IN PART, UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITY UNDER THE ACT AND QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAW, (2) SUCH TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 UNDER THE ACT AND PURSUANT TO QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAW OR EXEMPTION THEREFROM, OR (3) THERE IS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED AS TO SAID TRANSFER, SALE OR OFFER.

                                 NON-NEGOTIABLE
                           CONVERTIBLE PROMISSORY NOTE

U.S. $200,000
                                                                 Columbus, Ohio
                                                                 April 14, 2005

     FOR VALUE RECEIVED, the undersigned, Superconductive Components, Inc. (the "Company"), promises to pay to the order of ROBERT H. PEITZ ("Lender") the sum of TWO HUNDRED THOUSAND AND 00/100 Dollars ($200,000.00), (the "Principal Sum"), according to the terms set forth below.

     SECTION 1. PAYMENT OF INTEREST. Interest will accrue and compound monthly on the unpaid balance of the Principal Sum until paid at an interest rate of ten percent (10%) per annum.

     SECTION 2. DUE DATE; PAYMENT OF PRINCIPAL SUM. The Principal Sum and accrued and unpaid interest shall be payable in full on June 30, 2006 (the "Due Date").

     SECTION 3. OPTION TO CONVERT LOAN BALANCE. The Lender shall have the option to convert the loan balance to equity at any time before repayment of the loan at the same price and terms as any equity financing received by the Company after April 14, 2005. If the Company receives at least $500,000 in equity financing, the then outstanding Principal Sum and accrued and unpaid interest will automatically covert to equity at the same price and terms as the equity financing.

     SECTION 4. PREPAYMENT. All or any part of the Principal Sum and accrued and unpaid interest may be prepaid at any time without prepayment penalty after providing 15 days written notice to the Lender.

     SECTION 5. DEFAULT. Section 7 of the Security Agreement by and between the Lender and the Company is incorporated by reference as if fully restated herein.

     SECTION 6. NON-NEGOTIABLE. This Note is non-negotiable.


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     SECTION 7. WAIVER. All of the parties hereto, including the undersigned, and any indorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. Lender shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any collateral before exercising any other such rights.

     SECTION 8. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of Ohio without reference to choice of law rules.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed on the day and year first above written.




                                      SUPERCONDUCTIVE COMPONENTS, INC.


                                      By:
                                           ------------------------------------
                                           Daniel Rooney
                                           President and Chief Executive Officer


NON-NEGOTIABLE



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